UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2011

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)		70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In early February 2012, in the normal course of business, Blackwater Georgia, L.L.C. (“BWGA”), a wholly-owned subsidiary of Blackwater Midstream Corp. (the “Company”), entered into a three-year storage contract with a customer, requiring BWGA to construct a new 60,000 barrel carbon-steel storage tank at its Brunswick, GA terminal.

 In connection with this new contract and resulting new storage tank construction, BWGA entered into a term loan agreement (the "Loan Agreement") with JP Morgan Chase Bank, N.A. ("JPM") in the principal amount not to exceed $1,380,000 (the "Loan Amount").  The Loan Amount bears interest at the annual fixed rate of 4.50%.  BWGA will pay consecutive monthly installments of interest, commencing March 31, 2012 and continuing on the last day of each calendar month thereafter.  In addition, commencing October 31, 2012 and continuing on the last day of each calendar month thereafter, BWGA will pay principal installments of $23,000.  All unpaid principal and accrued and unpaid interest is finally due and payable on August 31, 2017.  The Loan Agreement includes customary events of default, including, but not limited to, the failure of BWGA to pay any principal or interest when due, the breach of any representation or warranty in any of JPM's loan documents, or the insolvency or bankruptcy of BWGA.  Upon the occurrence of an event of default, the Loan Agreement will become due and payable automatically and without notice.

Additionally, in connection with the closing of the loan, BWGA entered into the following with JPM: a credit agreement (the “Credit Agreement”), a continuing security agreement (the “Security Agreement”) covering all of BWGA’s personal property, and a subordination agreement (the ‘Subordination Agreement”).

Blackwater New Orleans, L.L.C. (“BWNO"), a wholly-owned subsidiary of Blackwater Midstream Corp. entered into continuing pledge of collateral mortgage note (the “Continuing Pledge Agreement”) with JPM.  The mortgage note had previously been pledged to JPM in connection with BWNO’s Westwego acquisition loan from JPM, and in connection with Blackwater Maryland, L.L.C.’s Salisbury acquisition loan.  The pledge is secured by a collateral mortgage on, among other things, BWNO’s, right, title and interest in the immovable property located at 660 LaBauve Drive, Westwego, Jefferson Parish, Louisiana.

Blackwater Midstream Corp. entered into the Subordination Agreement, and a continuing guaranty (the “Continuing Guaranty”), pursuant to which the Company guaranteed the obligations of BWGA to JPM.

Copies of all agreements are included as exhibits to this current report on Form 8-K.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 7.01. REGULATION FAIR DISCLOSURE

Press release dated February 29, 2012

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.                      Exhibit Description

10.01	$1,380,000 term loan with JP Morgan Chase Bank, N.A, dated February 28, 2012
10.02	Credit Agreement with JP Morgan Chase Bank, N.A., dated February 28, 2012
10.03	Continuing Security Agreement, dated February 28, 2012
10.04	Continuing Pledge of Collateral Mortgage Note, dated February 28, 2012
10.05	Continuing Guaranty, dated February 28, 2012
10.06	Subordination Agreement, dated February 28, 2012
10.07	Specimen Blackwater Board of Directors Unanimous Consent Resolution, dated February 29, 2012
99.01	Press Release, dated February 29, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2012

BLACKWATER MIDSTREAM CORP.
a Nevada corporation

 By: /s/ Donald St. Pierre
Donald St. Pierre
Chief Financial Officer

Exhibit Index

Exhibit No.                      Exhibit Description

10.01	$1,380,000 term loan with JP Morgan Chase Bank, N.A, dated February 28, 2012
10.02	Credit Agreement with JP Morgan Chase Bank, N.A., dated February 28, 2012
10.03	Continuing Security Agreement, dated February 28, 2012
10.04	Continuing Pledge of Collateral Mortgage Note, dated February 28, 2012
10.05	Continuing Guaranty, dated February 28, 2012
10.06	Subordination Agreement, dated February 28, 2012
10.07	Specimen Blackwater Board of Directors Unanimous Consent Resolution, dated February 29, 2012
99.01	Press Release, dated February 29, 2012